                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting Material Under Rule 14a-12

                         MILE MARKER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         MILE MARKER INTERNATIONAL, INC.
                               1450 SW 13th Court
                             Pompano Beach, FL 33069

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 8, 2000

To the Shareholders of Mile Marker International, Inc.:

         Notice is hereby given that an Annual Meeting of Shareholders of Mile Marker International, Inc. (the "Company") will be held on November 8, 2000, at 10:00 A.M. at 1450 SW 13th Court, Pompano Beach, Florida 33069, for the following purposes:

         (1) To elect three (3) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

         (2) To ratify the appointment of Spear, Safer, Harmon & Co., as the Company's public accountants for the fiscal year which began January 1, 2000.

         (3) To approve the reincorporation of Mile Marker International, Inc., a New York corporation, as a Florida corporation.

         (4) To transact any other such business as may properly come before the meeting or any adjournment thereof.

         Each shareholder of record at the close of business on September 22, 2000, is entitled to cast, in person or by proxy, one vote for each share of Common Stock held by such shareholder on such date.


                                         By Order of the Board of Directors

                                         Leslie Aho, Secretary

Dated: October 2, 2000

--------------------------------------------------------------------------------

YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE FILL IN DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                         MILE MARKER INTERNATIONAL, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 8, 2000

                                TABLE OF CONTENTS

THE PROXY.............................................................    1

INCORPORATION BY REFERENCE............................................    2

ELECTION OF DIRECTORS.................................................    4

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
 MANAGEMENT...........................................................    6

EXECUTIVE COMPENSATION................................................    6

SUMMARY COMPENSATION TABLE............................................    7

APPOINTMENT OF INDEPENDENT AUDITORS...................................    8

REINCORPORATION FROM NEW YORK TO FLORIDA.............................     9

OTHER MATTERS COMING BEFORE THE MEETING...............................   15

MISCELLANEOUS.........................................................   15

                         MILE MARKER INTERNATIONAL, INC.
                               1450 SW 13TH COURT
                          POMPANO BEACH, FLORIDA 33069

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2000

--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mile Marker International, Inc. (the "Company"), a New York corporation, of the accompanying proxy for use at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held on November 8, 2000, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on September 22, 2000 (the "Record Date"), are entitled to vote at the Meeting. Proxy material is being mailed on or about October 2, 2000, to the Company's shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

                                    THE PROXY

         Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the reappointment of the Company's existing auditors, FOR the approval of the reincorporation of Mile Marker International, Inc., which is presently a New York corporation, as a Florida corporation, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

         This Proxy Statement and the accompanying proxy are being mailed on or about October 2, 2000, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

         Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to her at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of directors, to ratify the selection of the Company's auditors, and to reincorporate from New York to Florida.

         A plurality of the votes cast at the Meeting shall be necessary to elect a director. The affirmative vote of a majority of the votes cast at the meeting shall be necessary to


                                    Page -1-
approve the proposal numbered 2 in the Notice of Annual Meeting, i.e., the selection of independent public accountants. A vote of two-thirds of the outstanding shares of the Common Stock shall be necessary to approve the proposal numbered 3 in the Notice of Annual Meeting, i.e., the reincorporation from New York to Florida.

         At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more nominees opposing the nominees, the candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN. Because the proposal numbered 3 requires the approval of two-thirds of the outstanding shares of Common Stock as of the Record Date, an abstention, whether by a shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular proposal and makes it more difficult for management to achieve the two-thirds affirmative vote to approve the proposed reincorporation from New York to Florida.

         Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.001 par value (the "Common Stock"), held by such shareholder at the close of business on the Record Date. As of the Record Date, the company had issued and there are outstanding 10,634,357 shares of common stock.

                           INCORPORATION BY REFERENCE

         The Securities Exchange Commission allows us to "incorporate by reference" certain documents, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this proxy statement, except to the extent that this proxy statement updates or supersedes the information. We incorporate by reference the documents listed below which we have previously filed with the Securities Exchange Commission (Commission file No. 0-26150):

                                    Page -2-

         Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999; and

         Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000, and June 30, 2000.

         We also incorporate by reference the information contained in all other documents we file with the Securities Exchange Commission under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and before the date of the Annual Meeting. The information will be considered part of this Proxy Statement from the date the document is filed and will supplement or amend the information contained in this Proxy Statement.

         We will provide you, at no charge, a copy of the documents we incorporate by reference in this Proxy Statement upon your request. TO OBTAIN TIMELY DELIVERY, REQUESTS FOR COPIES SHOULD BE MADE NO LATER THAN OCTOBER 31, 2000 (FIVE BUSINESS DAYS BEFORE THE DATE THE ANNUAL MEETING). To request a copy of any or all of these documents, you should write or telephone us at:

                              Mile Marker International, Inc.
                              1450 SW 13th Court
                              Pompano Beach, Florida 33069
                              Telephone: (954) 782-0604

         These documents are also included in our Securities and Exchange Commission filings that are made electronically through the Securities and Exchange Commission's EDGAR system and are available to the public at the Securities and Exchange Commission's website at http://www.sec.gov.



                                    Page -3-

                              ELECTION OF DIRECTORS
                           (ITEM NO. 1 ON PROXY CARD)

         Three directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the three nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.


                             Age                                Other
                             As of            Director          Position(s)
Nominee                      12/31/99          Since            With Company
-------                      --------         --------          ------------
Richard E. Aho               55               1993              Chairman of the Board, President,
                                                                and Chief Executive Officer

Leslie Aho                   43               1993              Vice President, Treasurer and
                                                                Secretary

George Shelley               69               1999


EXECUTIVE OFFICERS

         As of the Record Date, the executive officers of the Company were as follows:


                           Age                                                        Year Became
                           As of            Officership(s)                            Executive
Name                       12/31/99         With Company                              Officer
----                       --------         --------------                            -----------
Richard E. Aho             55               Chairman of the Board, President,         1993
                                            and Chief Executive Officer

Leslie Aho                 43               Vice President, Treasurer, and            1993
                                            Secretary


         Each executive officer is elected to serve at the discretion of the Board of Directors.





                                    Page -4-

BUSINESS HISTORY

         The principal occupation of each executive officer and director of the Company is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

         Richard E. Aho formed Mile Marker, Inc., which is now a wholly-owned subsidiary of the Company, in 1984 to produce and market a series of new products to automotive markets. In 1980 Mr. Aho founded 4 x 2 Savings, Inc., a predecessor of Mile Marker, to sell a cost-saving product which was designed for the 4-wheel drive segment of the automotive industry. From 1972 to 1980 he was the owner and operator of The Tire Place, Inc., Rainier, Oregon, an active retailer of specialty tires and accessories. He became Chairman and Chief Executive Officer of the Company on December 28, 1993.

         Leslie Aho has been the head of operations of Mile Marker since inception and became Vice President, Secretary, and a Director of the Company on December 28, 1993. She is the executive responsible for the Company's human resources management, production planning, and manufacturing.

         George Shelley was elected to the Board of Directors in 1999. Mr. Shelley currently serves as President of Autoart Investments, Inc. He retired in 1988 as Vice President of Alco Standard, Inc., which had purchased Shelley Manufacturing Company in 1971.

BOARD MEETINGS

         During calendar year 1999, one meeting of the Company's Board of Directors was held. All current elected members of the Board attended the meeting.

BOARD COMMITTEES

         There are no committees of the Board of Directors of the Company.

FAMILY RELATIONSHIPS

         Richard and Leslie Aho are husband and wife.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely on a review of Forms 4 and 5 furnished to the Company and filed with the Securities and Exchange Commission under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 with respect to 1996 and 1997, the Company believes that Richard Aho, Leslie Aho, and George Shelley did not file Form 5 for the Company's 1999 fiscal year on a timely basis. Except as identified herein and based solely on a review of its files concerning Rule 16a-3(e), the Company is not aware that any other person was required to, but did not, comply with Section 16(a) in 1996.




                                    Page -5-

                             SECURITIES OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of the Record Date, with respect to (i) any person or "group" known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director of the Company;; and (iii) all directors and executive officers as a group. Each beneficial owner has advised the Company that he, she or it has sole voting and investment power as to the shares of the Common Stock.


                  Name and                                    Number of                          Percent of
Title             Address of                                  Shares of                          Common
of                Beneficial                                  Common Stock                       Stock
Class             Owner                                       Beneficially Owned                 Ownership
-----             ----------                                  ------------------                 ----------
Common            Richard E. Aho (1)(2)(3)                    2,525,000                          23.74%
Stock             1450 SW 13th Court
                  Pompano Beach, FL 33069

Common            Leslie Aho (1)(2)(3)                        2,525,000                          23.74%
Stock             1450 SW 13th Court
                  Pompano Beach, FL 33069

Common            George Shelley (4)                          566,000                            5.32%
Stock             1412 S.W. 12th Court
                  Pompano Beach, FL 33069

Common            David Allsop                                535,000                            5.03%
Stock             Four Falls Corporate Center
                  West Conshohocken, PA 19428

                  All Executive Officers and
                  Directors as a group (3 persons)            5,616,000                          52.81%

------------------------------

(1)  Officer and director.
(2)  Richard and Leslie Aho are husband and wife.
(3) All shares owned by Richard and Leslie Aho were pledged to the Company's lender as collateral for the Company's March 31, 1999, credit facility.
(4)  Director.

                             EXECUTIVE COMPENSATION

         The following tables and notes present for the three years ended December 31, 1999, compensation paid by the Company to Richard Aho, its President and Chief Executive Officer, who is the only executive officer whose total salary and bonus exceeded $100,000 in any of the three years ended December 31, 1999.





                                    Page -6-

                           SUMMARY COMPENSATION TABLE

                                                             Annual
Name and                                    Fiscal           Compensation
Principal Position                           Year            Salary
------------------                          ------           ------------
Richard E. Aho, Chairman,                   1999             $ 143,000
President, and Chief Executive              1998             $ 74,250
Officer                                     1997             $ 99,000


         Mr. Aho has received no compensation from the Company other than his salary in each of these years noted above. No director receives any additional compensation for his or her services as a director. The Company has no option, profit sharing or pension plan currently in effect, nor any termination of employment or change in control arrangement with any employee.

         The Company does not have a compensation committee. Compensation is determined by the Board of Directors acting as a whole on the basis of the value of an employee or a contracted service to the Company, compensation by other companies of like size for comparable services and other factors specific to each determination of compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.





                                    Page -7-

                       APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM NO. 2 ON PROXY CARD)

         On September 3, 1996, the Board of Directors selected Spear, Safer, Harmon & Co., as Company's independent public accountants for the fiscal year commenced January 1, 1996, and for the fiscal year commencing January 1, 1997. Such firm has acted as the Company's independent public accountants since September 6, 1996, and has advised the Company that no member of such firm or any member thereof has any financial interest in the Company.

         Although neither federal nor state law requires the approval of the auditors by shareholders, the Board believes that, in view of the importance of financial statements to the shareholders, the selection of independent public accountants should be passed on by shareholders. Accordingly approval of the following resolution will be requested at the Meeting:

         "RESOLVED, That the Board of Directors' appointment of Spear, Safer, Harmon & Co., to serve as the Company's independent public accountants for the fiscal year beginning January 1, 2000, be, and the same hereby is, ratified and approved."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTION BECAUSE OF THE FAMILIARITY OF SPEAR, SAFER, HARMON & CO., WITH THE COMPANY'S FINANCIAL AND OTHER AFFAIRS. IN THE EVENT THAT THE SHAREHOLDERS DISAPPROVE OF THE SELECTION, THE BOARD OF DIRECTORS WILL CONSIDER THE SELECTION OF ANOTHER AUDITOR.

         No member of Spear, Safer, Harmon & Co., will be present at the Meeting.








                                    Page -8-

                  REINCORPORATION OF MILE MARKER INTERNATIONAL
                            AS A FLORIDA CORPORATION
                           (ITEM NO. 3 ON PROXY CARD)

         At the Annual Meeting, shareholders will be asked to vote upon the reincorporation of Mile Marker International, Inc., which presently is a New York corporation, into a Florida corporation. Effective November 8, 2000, the Board of Directors approved a Agreement and Plan of Merger by which Mile Marker International, Inc., a New York corporation, will be merged into a wholly-owned subsidiary organized under Florida law, with the subsidiary becoming the surviving corporation. Shareholders are being requested to consider and approve the Agreement and Plan of Merger.

REQUIRED VOTE

         Under New York law, the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company is required for approval of the Merger and the other terms of the Merger Agreement. The Merger Agreement has been approved by the Board of Directors. If approved by the shareholders, the reincorporation will become effective upon the filing of the Merger Agreement and related documentation with the Secretaries of State of both Florida and New York.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO REINCORPORATE FROM NEW YORK TO FLORIDA IN ACCORDANCE WITH THE AGREEMENT AND PLAN OF MERGER.

REASON FOR PROPOSED REINCORPORATION IN FLORIDA

         The Board of Directors of the Company believes that the change of domicile from New York to Florida is in the best interests of the Company and its shareholders. The primary reason for changing the state of incorporation is to achieve cost savings. Domicile in New York subjects the Company to higher administrative and tax liabilities than it would incur if incorporated under Florida law.

         In addition to the proposed cost savings, reincorporation from New York to Florida is consistent with maintaining a positive corporate presence in Florida. The Company transacts its business in the state of Florida and no longer has commerce in New York. The Florida Business Corporation Act, the Florida statute which will govern the business of the Company, should sufficiently meet the business needs of the Surviving Corporation.

NO CHANGE IN NAME, BUSINESS , PHYSICAL LOCATION, OR SHARES

         The proposed Merger will effect a change in the legal domicile of the Company and other changes of a legal nature. The Merger, however, will not result in any change in the name, business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Management, including all directors and officers, will remain the same after the Merger and will assume identical positions with the surviving corporation. Each share of Common Stock of the Company will be converted into a share of Common Stock of the surviving corporation.

AGREEMENT AND PLAN OF MERGER

         The Agreement and Plan of Merger provides that the Company shall be merged into




                                    Page -9-
surviving corporation. The surviving corporation will assume all assets and liabilities of the Company, including obligations under all outstanding indebtedness and contracts. The existing Board of Directors and Officers will become the Board of Directors and Officers of the surviving corporation for identical terms of office.

         From and after the effective date (i) the surviving corporation shall continue its corporate existence as a Florida corporation and the separate existence of the merged corporation shall cease except as it may be continued by statute; (ii) title to all property owned by either of the merging corporations shall be vested in the surviving corporation without reversion or impairment;
(iii) the surviving corporation shall have all liabilities of both parties to the Merger; and (iv) a proceeding pending by or against either of the merging corporation may be continued as if the Merger did not occur, or the surviving corporation may be substituted in the proceeding for the merged corporation.

         From and after the effective date (i) the Articles of Incorporation and By-Laws of the surviving corporation in effect immediately prior to the effective date shall continue to be its Articles of Incorporation and By-Laws until amended or repealed in a manner provided by law; (ii) each of the officers and directors of the Company in office immediately prior to the effective date shall become the officers and directors of the surviving corporation until their respective successors are duly elected or appointed; (iii) each share of Common Stock of the Company shall be converted into one share of Common Stock of the surviving corporation; (iv) each warrant, option, right or convertible security which entitles the holder to purchase or convert into a share of Common Stock of the Company shall be converted into a warrant, option, right or convertible security to purchase or convert into one share of Common Stock of the surviving corporation; and (v) the outstanding certificates for shares of the merged corporation's Common Stock will, until replaced by the surviving corporation, represent the same number of shares of Common Stock of the surviving corporation.

PLEASE NOTE: SHAREHOLDERS NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION.

COMPARISON OF THE RIGHTS OF HOLDERS OF THE MERGED CORPORATION'S COMMON STOCK AND THE SURVIVING CORPORATION'S COMMON STOCK

         The Company is incorporated in the State of New York and the surviving corporation is incorporated in the State of Florida. The Company's shareholders, whose rights are currently governed by New York Business Corporation Law and its charter and bylaws, will, upon consummation of the Agreement and Plan of Merger, become shareholders of the surviving corporation and their rights will be governed by the Florida Business Corporation Act and the charter and bylaws of the surviving corporation.

         Although it is not practical to compare all of the differences between New York law and Florida law, the following is a summary of the differences that may significantly affect the rights of shareholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the state laws and the forms of the charter and bylaw of both corporations.

         DIVIDENDS

         Under New York law, dividends may be declared or paid and other distributions




                                    Page -10-
may be made out of surplus only, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital. A Florida corporation may make distributions to shareholders (subject to any restrictions contained in the corporation's charter) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets will not be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution. Pursuant to the Florida Business Corporation Act, a corporation's repurchase of its own capital stock is deemed to be a distribution.

         SPECIAL MEETINGS

         Under New York law, special meetings may be called by the board or by such person or persons as may be so authorized by the certificate of incorporation or the by-laws. Under Florida law, special meetings of the shareholders may be called by the board of directors, the holders of not less than 10% of all votes entitled to be cast on any issue, or by such persons as may be authorized by the charter or the bylaws.

         QUORUM REQUIRED FOR SHAREHOLDER MEETINGS

         Under New York law, unless otherwise provided in the certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Florida law is similar to New York law in this aspect, except that the quorum requirement may be provided in the articles of incorporation but not its bylaws.

         VOTES REQUIRED FOR CERTAIN TRANSACTIONS

         New York corporations are required to obtain a two-thirds affirmative vote of the outstanding stock to approve certain mergers, consolidations or sales of all or substantially all of a corporation's assets that may occur outside the ordinary course of business. Florida corporations generally must acquire the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote for certain mergers, consolidations or the sale, lease or exchange of all or substantially all of the assets of a corporation.

         MERGER WITH A SUBSIDIARY

         New York corporations owning at least 90% of the outstanding shares of each class of another corporation or corporations may merge such other corporations into itself without the authorization of the shareholders of any such corporation. Under Florida law, a parent corporation may merge its subsidiary into itself without shareholder approval, where the parent corporation owns at 80% of each class of capital stock of the subsidiary.

         CONSIDERATION FOR SHARES

         Under New York law, shares with par value may be issued for such consideration, not less than the par value thereof, as is fixed from time to time by the board. Under Florida law, the board of directors may authorize shares to be issued for consideration that the board of directors determines to be adequate.




                                    Page -11-

         WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING

         Unless the certificate of incorporation provides otherwise, whenever shareholders of a New York corporation are required or permitted to take any action by vote, such action may be taken without a meeting on written consent if signed by the holders of all outstanding shares entitled to vote. Under Florida law, action permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if there is a written consent describing the action taken and signed by not less than the minimum number of votes with respect to each voting group that would be necessary to authorize such action at a meeting.

         REMOVAL OF DIRECTORS

         Under New York law, any or all of the directors may be removed for cause by vote of the shareholders. Under Florida law, one or more of the directors may be removed, with or without cause, by the shareholders unless the articles of incorporation provide that directors may be removed only for cause.

         POSSIBLE DISADVANTAGES OF A CHANGE IN DOMICILE

         Shareholders should be aware that the Florida Business Corporation Act is not as well developed as the New York Business Corporation law. The corporation laws of New York are regarded as an extensive and well-defined body of corporate law in the United States. Both the legislature and the courts of New York have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The New York judiciary has acquired considerable expertise in dealing with complex corporate issues and has repeatedly shown its willingness to accelerate the resolution of complex corporate legal issues within the limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the New York corporate law will continue to be interpreted and construed in significant court decisions, thereby lending predictability to corporate legal affairs.

         Many of the provisions of the Florida Business Corporation Act have not yet received as extensive scrutiny and interpretation as the New York Business Corporation Law.

         SECURITIES ACT CONSEQUENCES

         Pursuant to Rule 145(a)(2) promulgated under the Securities Act of 1933, a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, no registration statement will be filed with respect to the Merger with the Securities and Exchange Commission.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The Merger and resulting reincorporation of Mile Marker International, Inc. from New York to Florida will constitute a tax-free reorganization within the meaning of Sec. 368 (a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of the Company's common stock into the surviving corporation's common stock. Each shareholder whose shares are converted into the surviving corporation's common stock will have the same basis in the Common Stock of the surviving corporation





                                    Page -12-
as such shareholder had in the Common Stock of the Company held immediately prior to the effective date of the Merger. The shareholder's holding period in the surviving corporation's Common Stock will include the period during which the corresponding shares of Common Stock were held in the Company as a capital asset on the effective date of the Merger.

         The Company will recognize no gain or loss as a result of the Merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to the tax attributes of Mile Marker International, Inc. Because the surviving corporation's principal office is currently based in Florida, the Company is already qualified to transact business in Florida and the Company pays Florida corporate income tax. Changing the state of incorporation will not affect the amount of corporate income and other taxes payable, other than eliminating liability for the New York taxes.

         PLEASE NOTE: No information is provided in this proxy statement regarding the tax consequences, if any, under applicable state, local, or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local, or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

         DISSENTING SHAREHOLDERS

         All dissenting shareholders will have the rights and protections as provided under New York law. As such, a shareholder shall, subject to and by complying with New York law, have the right to receive payment of the fair value of his shares if he dissents to the Plan of Merger.

         A shareholder intending to enforce his right to receive payment for his shares if the proposed corporate action is taken shall file with the Company, before the meeting of shareholders at which the action is submitted to vote, or at such meeting, but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and class of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.





                                    Page -13-

         Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

         Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the Company a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under Sec. 905 or Sec. 907 of the New York Business Corporation Law or from a share exchange under Sec. 913 shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the Plan of Merger or exchange or an outline of the material features thereof under Sec. 905 or 913.

         A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially.

         Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under Sec. 623 of the New York Business Corporation Law.

         At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return certificates to the shareholder or other person who submitted them on his behalf.

         Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later, the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be made at the same price per share to all dissenting shareholders of the same class. If within thirty days after making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment thereof shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

         If the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares, the corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office




                                    Page -14-
in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

         If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

         EFFECTIVE DATE

         The Merger will become effective a soon as practicable after shareholder approval is obtained and all other conditions to the Merger are satisfied. The Merger may be abandoned at any time prior to its effectiveness if the Board of Directors determines, in its discretion, that consummation of the Merger is no longer advisable.

                     OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the first three proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

                                  MISCELLANEOUS

         The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers or directors of the Company or its subsidiaries.

         Shareholder proposals for inclusion in the Company's Proxy Statement for the Annual Meeting of Shareholders which is anticipated to be held on November 8, 2000, must be received no later than a reasonable time before the solicitation for such meeting is made.


                                         By Order of the Board of Directors



                                         ---------------------------------------
                                         Leslie Aho, Secretary





                                    Page -15-

                         MILE MARKER INTERNATIONAL, INC.
                   1450 SW 13TH COURT, POMPANO BEACH, FL 33069

                                   ***PROXY***

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard E. Aho, Leslie Aho, and George Shelley as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Mile Marker International, Inc., held of record by the undersigned on October 2, 2000, at an Annual Meeting of Shareholders to be held on November 8, 2000, or any adjournment thereof.

Item 1.  FOR THE ELECTION OF THE FOLLOWING PERSONS AS  DIRECTORS:

                  Richard E. Aho    Leslie Aho       George Shelley

                  [ ]  FOR              [ ]  AGAINST             [ ]  ABSTAIN

                  To withhold authority for an individual nominee, check abstain and write the nominee's name in this space
                  _______________________.

Item 2. RATIFICATION OF SPEAR, SAFER, HARMON & CO., AS THE COMPANY'S PUBLIC ACCOUNTANTS

                  [ ]  FOR              [ ]  AGAINST             [ ]  ABSTAIN


Item 3. PROPOSAL TO APPROVE THE REINCORPORATION OF MILE MARKER INTERNATIONAL, INC., A NEW YORK CORPORATION, AS A FLORIDA CORPORATION

                  [ ]  FOR              [ ]  AGAINST             [ ]  ABSTAIN

In their discretion of the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the director nominees FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.



Dated:                    , 2000                Number of shares held:
       ------------------                                              ----------------------


-------------------------------------------     ---------------------------------------------
Please Type or Print Your Name(s)               Signature


-------------------------------------------     ---------------------------------------------
Please Type or Print Your Name(s)               Signature


If you have had a change of Address, please print or type your new address(s) on the lines below:


                                                     PLEASE MARK, SIGN, DATE AND
---------------------------------------------------- RETURN THIS PROXY PROMPTLY

----------------------------------------------------

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